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                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d) OF
                THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED);
                        AUGUST 15, 1996


                    BOATMEN'S AUTO TRUST 1996-A
         (ISSUER WITH RESPECT TO THE CERTIFICATES & NOTES)


              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           UNITED STATES
           (STATE OR OTHER JURISDICTION OF ORGANIZATION)


          33-95450                        37-0762064
  (COMMISSION FILE NUMBER)   (IRS EMPLOYER IDENTIFICATION NUMBER)



             THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                          800 MARKET STREET
           ATTN: RICHARD E. GRIMMER, ST. LOUIS, MO 63101
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                           (314) 466-7814

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Item 5.     Other Events

            On August 15, 1996, Boatmen's Auto Trust 1996-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A-1 5.7525% Asset Backed Notes, Class A-2 6.35% Asset Backed Notes, Class A-3 6.75% Asset Backed Notes, and 7.05% Asset Backed Certificates.
            Exhibit 99.1 of this Form 8-K, the Monthly Servicing Report and certain additional information, was distributed to the Noteholders and Certificateholders of record.

            On October 21, 1995, the Trust filed a request for a no-action letter with the Securities and Exchange Commission with respect to certain reports to be filed on behalf of the Trust under the Securities Exchange Act of 1934 (a revised no-action request was filed on January 3, 1996). Consistent with such request, the Trust is hereby filing the Monthly Servicing Report and certain additional information reflecting the Trust's activities for the Interest Accrual Period from July 15, 1996 to August 14, 1996 in the case of the Class A-1
            Notes, and from July 15, 1996 to August 13, 1996 in the case of the Class A-2 Notes, Class A-3 Notes and the
            Certificates, and for the Collection Period from July 1,
            1996 to July 31, 1996.



Item 7.     Financial Statements and Exhibits
            (a) Not applicable.
            (b) Not applicable.
            (c) Exhibits:
                  The following exhibits are filed herewith
                        99.1 Monthly Servicing Report
                        99.2 Distribution Date Statement to
                              Certificateholders
                        99.3 Distribution Date Statement to Noteholders

                        See page 4 for Exhibit Index

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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  BOATMEN'S AUTO TRUST 1996-A

                  By: The Boatmen's National Bank of St. Louis as Servicer on behalf of the Trust


Date:   8/15/96        By:   /s/ Richard E. Grimmer
      ------------           ------------------------------------

                       Name      Richard E. Grimmer
                             ------------------------------------

                       Title Senior Vice President &  Controller
                             ------------------------------------



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
                                EXHIBIT INDEX


EXHIBIT                                                          PAGE
- -------                                                          ----

 99.1      MONTHLY SERVICING REPORT                                5
 99.2      DISTRIBUTION DATE STATEMENT TO CERTIFICATEHOLDERS       9
 99.3      DISTRIBUTION DATE STATEMENT TO NOTEHOLDERS             10


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